                       Securities and Exchange Commission
                              Washington, DC 20549
                                    Form 8-K
                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                          Date of report: June 16, 2000
                       Newcourt Funding Corporation 1999-1


     A New York            Commission File            I.R.S. Employer
     Corporation            No. 108-2255               No. 13-7135550

                          c/o AT&T Capital Corporation
                     2 Gatehall Drive, Parsippany, NJ 07054
                         Telephone Number (973) 606-3500


NEWCOURT EQUIPMENT TRUST SECURITIES 1999-1
MONTHLY SERVICING REPORT
DETERMINATION DATE: JUNE 16, 2000    PAYMENT DATE: JUNE 20, 2000
COLLECTION PERIOD:  MAY 31, 2000

ITEM 5. OTHER
    I.    INFORMATION REGARDING THE CONTRACTS
       1.  CONTRACT POOL PRINCIPAL BALANCE
           a.    Beginning of Collection Period                          $1,348,229,015
           b.    End of Collection Period                                $1,299,905,522
           c.    Reduction for Collection Period                         $   48,323,493
       2.  DELINQUENT SCHEDULED PAYMENTS
           a.    Beginning of Collection Period                          $   22,438,306
           b.    End of Collection Period                                $   22,702,046
       3.  LIQUIDATED CONTRACTS
           a.    Number of Liquidated Contracts                                     260
                 with respect to Collection Period                                  ---
           b.    Required Payoff Amounts of Liquidated Contracts         $    6,487,133
           c.    Total Reserve for Liquidation Expenses                  $           --
           d.    Total Liquidation Proceeds Received (1)                 $    3,278,138
           e.    Liquidation Proceeds Allocated to Owner Trust           $    3,273,504
           f.    Liquidation Proceeds Allocated to Depositor             $        4,634
           g.    Current Realized Losses                                 $    3,213,629
       4.  PREPAID CONTACTS
           a.    Number of Prepaid Contracts with respect                           481
                 to Collection Period                                               ---
           b.    Required Payoff Amounts of Prepaid Contracts            $    5,478,408
       5.  PURCHASED CONTRACTS (BY TCC)
           a.    Number of Contracts Purchased by TCC with                           15
                 respect to Collection Period                                        --
           b.    Required Payoff Amounts of Purchased Contracts          $      346,733
       6.  DELINQUENCY STATUS OF CONTRACTS (END OF COLLECTION PERIOD)





                                       ------------------------------------------------------------------------------------
                                                                                                       % OF AGGREGATE
                                        NUMBER OF            % OF          AGGREGATE REQUIRED          REQUIRED PAYOFF
                                        CONTRACTS         CONTRACTS          PAYOFF AMOUNTS                AMOUNTS
                                       ------------------------------------------------------------------------------------
           a.    Current                  72,580            92.43%           $1,209,832,388                 91.47%
           b.    31-60 days                3,323             4.23%           $   59,050,607                  4.46%
           c.    61-90 days                1,152             1.47%           $   17,757,293                  1.34%
           d.    91-120 days                 847             1.08%           $   20,883,076                  1.58%
           e.    120+ days                   621             0.79%           $   15,084,203                  1.14%
           f.    Total                    78,523           100.00%           $1,322,607,568                100.00%


 7.  HISTORICAL DELINQUENCY EXPERIENCE WITH RESPECT TO CONTRACTS


           ------------------------------------------------------------------------------------------------------------

                                     % OF                   % OF                    % OF                    % OF
                                  AGGREGATE              AGGREGATE               AGGREGATE                AGGREGATE
                               REQUIRED PAYOFF        REQUIRED PAYOFF         REQUIRED PAYOFF          REQUIRED PAYOFF
                                   AMOUNTS                AMOUNTS                 AMOUNTS                  AMOUNTS
            COLLECTION
              PERIODS        31-60 DAYS PAST DUE    61-90 DAYS PAST DUE     91-120 DAYS PAST DUE     120+ DAYS PAST DUE
           -------------------------------------------------------------------------------------------------------------
            5/31/00                 4.46%                  1.34%                   1.58%                    1.14%
            4/30/00                 4.98%                  2.18%                   1.14%                    1.00%
            3/31/00                 4.75%                  1.85%                   0.64%                    1.57%
            2/29/00                 5.79%                  1.90%                   0.98%                    1.42%
            1/31/00                 4.48%                  2.09%                   1.06%                    1.31%
           12/31/99                 5.04%                  1.44%                   1.08%                    1.14%
           11/30/99                 4.25%                  1.36%                   0.61%                    1.10%
           10/31/99                 3.70%                  1.22%                   0.79%                    1.05%
            9/30/99                 3.65%                  1.06%                   0.98%                    0.35%
            8/31/99                 3.34%                  2.02%                   0.49%                    0.01%


 8.  HISTORICAL LOSS EXPERIENCE WITH RESPECT TO CONTRACTS


                                    ---------------------------------------------------------------------------------------
                                             COLLECTION     3 COLLECTION       6 COLLECTION PERIODS      CUMULATIVE SINCE
                                               PERIOD      PERIODS ENDING             ENDING               CUT-OFF DATE
                                               MAY-00          MAY-00                 MAY-00
                                    ---------------------------------------------------------------------------------------

   a.    Number of Liquidated                     260             940                  1,948                    2,226
         Contracts
   b.    Number of Liquidated                    0.302%          1.090%                2.260%                  2.582%
         Contracts as a Percentage
         of Initial Contracts
   c.    Required Payoff Amounts of            6,487,133       20,447,387            41,959,588              48,746,863
         Liquidated Contracts
   d.    Liquidation Proceeds Allocated        3,273,504       6,086,923             12,686,204              12,695,291
         to Owner Trust
   e.    Aggregate Current Realized            3,213,629       14,360,464            29,273,384              36,051,572
         Losses
   f.    Aggregate Current Realized              0.175%          0.782%                1.595%                  1.964%
         Losses as a Percentage of
         Cut-off Date Contract Pool
         Principal Balance

                                  Page 3 of 10

II.   INFORMATION REGARDING THE SECURITIES
    1.  SUMMARY OF BALANCE INFORMATION

          ---------------------------------------------------------------------------------------------------------------------

                                      PRINCIPAL BALANCE AS OF  CLASS FACTOR AS OF  PRINCIPAL BALANCE AS OF  CLASS FACTORS AS OF
                CLASS       COUPON         JUNE 20, 2000         JUNE 20, 2000          MAY 22, 2000            MAY 22, 2000
                             RATE          PAYMENT DATE          PAYMENT DATE          PAYMENT DATE            PAYMENT DATE

          ---------------------------------------------------------------------------------------------------------------------
      a.  Class A-1 Notes   5.971300%     $            0            0.00000            $    8,885,322              0.01936
      b.  Class A-2 Notes   6.310000%     $  145,974,313            0.79512            $  183,586,801              1.00000
      c.  Class A-3 Notes   6.908750%     $  679,271,171            1.00000            $  679,271,171              1.00000
      d.  Class A-4 Notes   7.180000%     $  318,523,103            1.00000            $  318,523,103              1.00000
      e.  Class A-5 Notes   6.990000%     $   50,328,218            0.75106            $   51,890,160              0.77437
      f.  Class B Notes     7.070000%     $   22,948,351            1.00000            $   22,948,351              1.00000
      g.  Class C Notes     7.210000%     $   50,486,371            1.00000            $   50,486,371              1.00000
      h.  Class D Notes     7.960000%     $   55,076,041            1.00000            $   55,076,041              1.00000
      I.  Total                N.A.       $1,322,607,568            0.72043            $1,370,667,320              0.74660


Note: Aggregate Required Payoff Amount of all contracts at the end of the collection period is $1,322,607,568. and the CCA Balance is 75,174,186.

2.  MONTHLY PRINCIPAL AMOUNT
    a.    Principal Balance of Notes and Equity Certificates
          (End of Prior Collection Period)                                            $1,370,667,320
    b.    Contract Pool Principal Balance (End of Collection Period)                  $1,299,905,522
    c.    Monthly Principal Amount                                                    $   70,761,798
3.  GROSS COLLECTIONS
    a.    Scheduled Payments Received                                                 $   44,568,343
    b.    Liquidation Proceeds Allocated to Owner Trust                               $    3,273,504
    c.    Required Payoff Amounts of Prepaid Contracts                                $    5,478,408
    d.    Required Payoff Amounts of Purchased Contracts                              $      346,733
    e.    Proceeds of Clean-up Call                                                   $           --
    f.    Investment Earnings on Collection Account and Note Distribution Account     $      254,302
    g.    Total Gross Collections (sum of (a) through (f))                            $   53,921,290
4.  DETERMINATION OF AVAILABLE FUNDS
    a.    Total Pledged Revenues                                                      $   53,921,290
    b.    Withdrawal from Cash Collateral Account                                     $    3,151,640
    c.    Total Available Funds                                                       $   57,072,930
5.  CLASS A-3 SWAP
    a.    Payment Details
          1.  Class A-3 Principal Amount                                              $           --
          2.  Class A-3 Assumed Fixed Rate                                                   6.8360%
          3.  Class A-3 Assumed Fixed Rate Count (30/360)                                0.083333333
          4.  Class A-3 Interest Rate (Libor + .30%)                                        6.90875%
          5.  Class A-3 Interest Rate Day Count (Actual/360)                             0.080555556
    b.    Net Payment Calculation
          1. Class A-3 Assumed Fixed Payment to Swap Provider                         $    3,869,581
          2. Class A-3 Interest Payment                                               $    3,780,404
          3. Class A-3 Swap Payment From/(To) the Trust                               $       89,178

6.  APPLICATION OF AVAILABLE FUNDS


   -----------------------------------------------------------------------------------------
            ITEM                            AMOUNT                REMAINING AVAILABLE FUNDS
   -----------------------------------------------------------------------------------------

   a.   Total Available Funds                                          $57,072,930
   b.   Servicing Fee                     $ 1,123,524                  $55,949,405
   c.   Interest on Notes:
        i) Class A-1 Notes                $    42,740                  $55,906,665
        ii) Class A-2 Notes               $   965,361                  $54,941,305
        iii) Class A-3 Net Swap           $    89,178                  $54,852,127
        iv) Class A-3 Notes               $ 3,780,404                  $51,071,723
        v) Class A-4 Notes                $ 1,905,830                  $49,165,893
        vi) Class A-5 Notes               $   302,260                  $48,863,633
        vii) Class B Notes                $   135,204                  $48,728,429
        viii) Class C Notes               $   303,339                  $48,425,090
        ix) Class D Notes                 $   365,338                  $48,059,752
   d.   Principal of Notes
        i) Class A-1 Notes                $ 8,885,322                  $39,174,430
        ii) Class A-2 Notes               $37,612,488                  $ 1,561,942
        iii) Class A-3 Notes              $        --                  $ 1,561,942
        iv) Class A-4 Notes               $        --                  $ 1,561,942
        v) Class A-5 Notes                $ 1,561,942                  $        (0)
        vi) Class B Notes                 $        --                  $        (0)
        vii) Class C Notes                $        --                  $        (0)
        viii) Class D Notes               $        --                  $        (0)
   e.   Deposit to Cash                   $        --                  $        (0)
        Collateral Account
   f.   Amount to be applied in
        accordance with CCA               $        --                  $        (0)
        Loan Agreement
   g    Balance, if any, to Equity        $        --                  $        (0)


III. INFORMCERTIFICATES

  1.  BALANCE RECONCILIATION


      -------------------------------------------------------------------------------------------
                                                                                   JUNE 20, 2000
                                  ITEM                                             PAYMENT DATE
      -------------------------------------------------------------------------------------------
      a.  Available Cash Collateral Amount (Beginning)                                 78,325,826 **
      b.  Deposits to Cash Collateral Account                                                  --
      c.  Withdrawals from Cash Collateral Account                                      3,151,640
      d.  Releases of Cash Collateral Account Surplus                                          --
          (Excess, if any of (a) plus (b) minus (c) over (f))
      e.  Available Cash Collateral Amount (End)                                       75,174,186
          (Sum of (a) plus (b) minus (c) minus (d))
      f.  Requisite Cash Collateral Amount                                            100,972,742
      g.  Cash Collateral Account Shortfall                                            25,798,556
          (Excess, if any, of (f) over (e))
  2.      CALCULATION OF REQUISITE CASH COLLATERAL AMOUNT
      a.  For any payment date on or prior to the
          August 2000 Payment Date  to,
          and including, the August 2000 Payment Date
          1) Initial Cash Collateral Amount                                           100,972,742
      b.  For any Payment Dates after the August 2000
          Payment Date until
           the Final Payment Date, the sum of
          1) 6.60% of the Contract Pool Principal Balance                              85,793,764
          2) The Aggregate Principal Balance of the Notes
           and the Equity Certificate Balance less the
           Contract Pool Principal Balance                                             22,702,046
          3) Total ((1) plus (2))                                                     108,495,810
      c.  Floor equal to the lesser of
          1) 1.25% of Cut-Off Date Contract Pool Principal
          Balance ($22,948,350); and                                                   22,948,350
          2) the Aggregate Principal Balance of the Notes
          and the Equity Certificate Balance                                        1,322,607,568
      d.  Requisite Cash Collateral Amount                                            100,972,742
  3.      CALCULATION OF CASH COLLATERAL ACCOUNT WITHDRAWALS
      a.  Interest Shortfalls                                                                  --
      b.  Principal Deficiency Amount                                                   3,151,640
      c.  Principal Payable at Stated Maturity Date of
          Class of Notes or Equity Certificates                                                --
      d.  Total Cash Collateral Account Withdrawals                                     3,151,640


   ** Adjusted for an incorrect deposit made on March 2000 (Collection Period) in the amount of 6,477,905.00.

IV.    INFORMATION REGARDING DISTRIBUTIONS ON SECURITIES


        -------------------------------------------------------------------------------------------
              DISTRIBUTION                  CLASS A-1       CLASS A-2    CLASS A-3    CLASS A-4
                AMOUNTS                       NOTES           NOTES        NOTES       NOTES
        -------------------------------------------------------------------------------------------
        1. Interest Due                      $   42,740    $   965,361   $3,780,404   $1,905,830
        2. Interest Paid                     $   42,740    $   965,361   $3,780,404   $1,905,830
        3. Interest Shortfall
        ((1) minus (2))                      $       --    $        --   $       --   $       --
        4. Principal Paid                    $8,885,322    $37,612,488   $       --   $       --
        5. Total Distribution Amount         $8,928,063    $38,577,849   $3,780,404   $1,905,830
        ((2) plus (4))



        ----------------------------------------------------------------------------------------------------------
           DISTRIBUTION                      CLASS A-5        CLASS B    CLASS C       CLASS D
             AMOUNTS                           NOTES           NOTES      NOTES         NOTES         TOTALS
        ----------------------------------------------------------------------------------------------------------
        1. Interest Due                      $  302,260      $135,204    $303,339     $365,338      $ 7,800,475
        2. Interest Paid                     $  302,260      $135,204    $303,339     $365,338      $ 7,800,475
        3. Interest Shortfall                $       --      $     --    $     --     $     --      $       --
        ((1) minus (2))
        4. Principal Paid                    $1,561,942      $     --    $     --     $     --      $48,059,752
        5. Total Distribution Amount         $1,864,202      $135,204    $303,339     $365,338      $55,860,228
        ((2) plus (4))


V.  INFORMATION REGARDING OTHER POOL CHARACTERISTICS


  --------------------------------------------------------------------------------------------------------------
                           ITEM                                     AS OF END OF                AS OF END OF
                                                                 COLLECTION PERIOD           COLLECTION PERIOD
  --------------------------------------------------------------------------------------------------------------
   1.  ORIGINAL CONTRACT CHARACTERISTICS
       a.    Original Number of Contracts                              86,204                       N.A.
       b.    Cut-Off Date Contract Pool                            1,835,868,028                    N.A.
             Principal Balance
       c.    Original Weighted Average                                 47.00                        N.A.
             Remaining Term
       d.    Weighted Average                                          55.00                        N.A.
             Original Term
   2.  CURRENT CONTRACT CHARACTERISTICS
       a.    Number of Contracts                                       78,523                      79,410
       b.    Average Contract                                          16,554                      16,978
             Principal Balance
       c.    Weighted Average                                           39.7                        40.4
             Remaining Term


VI. NEWCOURT EQUIPMENT TRUST SECURITIES 1999-1 PREPAYMENT SCHEDULE


         --------------------------------------------------
         PAYMENT DATE                       SINCE ISSUE
           PERIOD                               CPR
         --------------------------------------------------
           0           Aug-99
           1           Sep-99                  7.696%
           2           Oct-99                 10.521%
           3           Nov-99                  9.958%
           4           Dec-99                  8.758%
           5           Jan-00                  8.327%
           6           Feb-00                  9.785%
           7           Mar-00                  9.516%
           8           Apr-00                  9.315%
           9           May-00                  9.708%
          10           Jun-00                  9.706%


VII. PURCHASED, LIQUIDATED AND PAID CONTRACTS

     A COMPUTER LISTING OF ALL PURCHASED, LIQUIDATED AND PAID CONTRACTS HAS BEEN PROVIDED TO THE INDENTURE TRUSTEE.


                             Servicer's Certificate

            The undersigned, on behalf of AT&T Capital Corporation, in its capacity as servicer (the "Servicer") under the Pooling and Servicing
 Agreement, dated as of August 1, 1999 (the "Pooling and Servicing Agreement"), among Newcourt Equipment Trust Securities 1999-1, Antigua Funding Corporation,
   The Chase Manhattan Bank, as trustee under the Indenture, and AT&T Capital Corporation, in its individual capacity and as Servicer, DO HEREBY CERTIFY that I am a Responsible Officer of the Servicer and, pursuant to Section 9.02 of the
   Pooling and Servicing Agreement, I DO HEREBY FURTHER CERTIFY the following report with respect to the Payment Date occurring on June 20, 2000

  This Certificate shall constitute the Servicer's Certificate as required by
 Section 9.02 of the Pooling and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Pooling and Servicing Agreement.


                           AT&T CAPITAL CORPORATION

                           Glenn Votek
                           -----------
                           Glenn Votek
                           Executive Vice President, and Treasurer